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                       [ARTHUR ANDERSEN LLP LETTERHEAD]



                                   EXHIBIT 2


                                    CONSENT


As independent public accountants, we hereby consent to the incorporation of our reports included in this form 11-K, into PG&E Corporation's previously filed Registration Statement File Nos. 333-69437.


ARTHUR ANDERSEN LLP
Washington, D.C.
December 21, 1998